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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2002

                            SAVE THE WORLD AIR, INC.
                            ------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     NEVADA                            0-29185                    52-2088326
     ------                            -------                    ----------
(STATE OR OTHER                    (COMMISSION FILE             (IRS EMPLOYER
JURISDICTION OF                        NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)

         29229 CANWOOD STREET, SUITE 206, AGOURA HILLS, CALIFORNIA 91301
         ---------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 865-3500

              1285 AVENUE OF THE AMERICAS, 35TH FLOOR, NEW YORK, NY
              -----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                                TABLE OF CONTENTS
                                -----------------

Item 4. Changes in Registrant's Certifying Accountant.
Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 16.1
EXHIBIT 99.1
--------------------------------------------------------------------------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      DISMISSAL OF PRINCIPAL ACCOUNTANT.

Effective April 10, 2002, we dismissed our principal independent accountant,

Hoiberg Business Group, of Carrara, Queensland, Australia. Our board of directors approved the replacement of Hoiberg Business Group with Good Swartz Brown & Berns, LLP of Los Angeles, California.

The report of Hoiberg Business Group on our financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern. The dismissal of Hoiberg Business Group was effective as of April 10, 2002, and was not due to any disagreement between us and Hoiberg Business Group.

During the two fiscal years prior to and preceding the resignation of Hoiberg Business Group and any subsequent interim period preceding such resignation, there were no disagreements with Hoiberg Business Group on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hoiberg Business Group would have caused them to make reference thereto in their report on our financial statements for the period.

We have provided Hoiberg Business Group with a copy of the disclosures contained in this Report and have requested that Hoiberg Business Group furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of Hoiberg Business Group's letter is attached as Exhibit 16.1 to this Report.

(b)     ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANT.

Effective April 10, 2002, we engaged Good Swartz Brown & Berns, LLP, Los Angeles, California, as our independent auditor.

ITEM 5.  OTHER EVENTS.

CHANGE OF ADDRESS.

We have recently moved our corporate headquarters to 29229 Canwood Street, Suite 206, Agoura Hills, California 91301.

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LATE FILING OF FORM 10-K.

We have not filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, by March 31, 2002, or within 90 days after the end of our last fiscal year. Because our new management has recently engaged a new independent auditor, management believes that an additional 30 to 60 days will be required to complete an audit of our financial statements, complete management's review and analysis of our business and prepare the annual report.

Some shareholders may be unable to effect public resales of their shares in reliance upon Rule 144 of the Securities Act of 1933, as amended until the Company files our annual report. Those shareholders would include any "affiliate" (as defined under Rule 144) and persons who are not affiliates, but whose shares bear restrictive legends or were acquired from an affiliate and have been held by that shareholder for less than two years. Rule 144 requires, among other things, that we be current in our reporting or make similar information generally available to our market makers and shareholders under Rule 15c2-11, that the sales be effected through a broker-dealer and that the seller comply with a variety of other requirements and restrictions. However, shares held by non-affiliates for more than two years generally may be free of such restrictions. In addition, in some cases non-affiliates who acquired shares from non-affiliates may tack the period that the shares were previously held to their own holding periods.

LITIGATION.

On March 22, 2002, we signed a Consent to Final Judgment of Permanent
Injunction and Other Relief ("CONSENT") in settlement of the action styled SECURITIES AND EXCHANGE COMMISSION V. SAVE THE WORLD AIR, INC., JEFFREY ALAN MULLER AND BILLY BLACKWELDER, pending in the US District Court, Southern District of New York (the "ACTION"). As part of the Consent and this settlement, on March 28, 2002, the SEC filed the Consent and a (proposed) Final Judgment of Permanent Injunction and Other Relief Against Save the World Air, Inc. ("ORDER"), which we expect will be approved by the court. The court has scheduled a hearing to approve the Consent and Order on June 6, 2002. The Company has neither admitted nor denied any wrongdoing. The Company's management believes that this settlement serves the shareholders' best interests by avoiding the costs and diversion of significant management time and Company resources to protracted litigation with the federal government. Under this settlement, we will not be required to pay any fines or restitution.
Subject to the court's approval of the Order, the Consent and Order will settle the action as against the corporation only.

The Action will continue against Jeffrey Muller and Billy Blackwelder. Jeffrey Muller is one of our directors and our Chairman of the Board . Mr. Muller is contesting the allegations and litigation against him.

As a result of this settlement, management believes that further governmental proceedings against us are unlikely. Nonetheless, the Consent and Order do not foreclose actions against us or our management by the US Department of Justice, state regulatory authorities or individual shareholders.

ITEM 7(C).  FINANCIAL STATEMENT AND EXHIBITS.

 (c) Exhibits

     Exhibit
      Number                                             Description
      ------                                             -----------

       16.1 Letter from Hoiberg Business Group addressed to the Securities and Exchange Commission Final Judgment of Permanent Injunction and Other Relief Against Save the World Air.

       99.1 Inc. and Consent to Final Judgment of Permanent Injunction and Other Relief.

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ITEM 9.  REGULATION FD DISCLOSURE.

Under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the rules promulgated thereunder, officers, directors, affiliates, persons who are the beneficial owners of five percent or more of our outstanding securities and certain other persons are required to file specific reports with the SEC regarding the nature, extent of and changes in their beneficial ownership of our securities. Pursuant to Rule 13d-3, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Under Rule 12b-2, an "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

Our new management has been told that Jeffrey Muller may control a significant number of shares of Company common stock either directly or indirectly through undisclosed arrangements concerning the voting and/or disposition of such shares. In addition, the complaint filed by the Securities and Exchange Commission alleges that Muller disposed of millions of shares in private transactions (without the required public disclosure). To our knowledge, Mr. Muller has filed no Forms 3, 4 or 5 as to his beneficial ownership or changes in beneficial ownership. If these allegations are true, the shares acquired by the recipients of those shares from Muller would likely be classified as "restricted securities" under Rule 144 of the Securities Act of 1933, as amended, and subject to restrictions on public resale.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2002                               SAVE THE WORLD AIR, INC.

                                                   By: /s/ Eugene E. Eichler
                                                       -------------------------
                                                       Eugene E. Eichler
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

     Exhibit
      Number                           Description
      ------                           -----------

       16.1 Letter from Hoiberg Business Group addressed to the Securities and Exchange Commission Final Judgment of Permanent Injunction and Other Relief Against Save the World Air.

       99.1 Inc. and Consent to Final Judgment of Permanent Injunction and Other Relief.

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